F I N A N C I A L R E S U L T S A P R I L 1 9, 2 0 0 6 First Quarter 2006

1Q06 Managed Results1 ($ in millions) 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses. 2 Actual numbers for all periods, not over/under

1Q06 Significant Items ($ in millions) 1 Management estimates the benefit in Card Services to be approximately $475mm in lower credit costs and $75mm in higher revenue related to the new bankruptcy legislation that became effective in 4Q05. 2 Incremental expense includes: 1) the additional expense for awards granted in January 2006 to retirement-eligible employees and 2) the accrual for awards expected to be granted in January 2007 for retirement-eligible employees. Incremental expense is expected to be approximately $110mm per quarter for each of the remaining quarters of 2006, declining to approximately $35mm per quarter in 2007. See page 13 of our press release and the appendix of this presentation for a further description and the impact to each business unit.

Investment Bank ($ in millions) 1 Actual numbers for all periods, not over/under 2 Average Trading and Credit Portfolio VAR 3 Ratio is calculated assuming SFAS 123R had always been in effect Record quarterly revenue of $4.7 billion Ex. SFAS 123R, net income of $1.0 billion and ROE of 20% Strong IB fees of $1.2 billion up 19% YoY driven by strong advisory and record loan syndication fees Fixed Income Markets reflect weaker results versus prior year in commodities and rates markets; stronger results in emerging markets, currencies and credit markets Record Equities Markets revenue of $1.2 billion on broad-based strength Credit costs reflect growth in loan balances Expense ex. SFAS 123R up 16% YoY due to higher revenue and higher comp/revenue ratio Announced strategic alliance with Fidelity to provide new issue equity and fixed income products to Fidelity clients

Retail Financial Services ($ in millions) 1 Includes $17mm related to adoption of SFAS 123R 2 Actual numbers for all periods, not over/under Net income of $881 million down 11% YoY driven by weak Mortgage Banking results Credit quality remains strong Announced acquisition of BK's consumer, small business and middle-market banking business 338 branches 400 ATMs $12.9 billion consumer and small business deposits $4.9 billion consumer and small business loans Expected to close in late 3Q or 4Q

Regional Banking ($ in millions) 1 Includes Hybrid ARM mark-to-market of ($120)mm pre-tax in 4Q05 2 Actual numbers for all periods, not over/under Net income of $757mm down 4% YoY Branch production statistics YoY Deposits up 6% Checking accounts up 8% Branch sales of credit cards up 61% and mortgage loans up 52% Revenue flat YoY due to higher deposit and loan balances offset by narrower spreads on deposits and home equity portfolios Revenue up 8% QoQ due to absence of 4Q mark-to-market of Hybrid ARMs, seasonal tax-refund anticipation business and deposit growth Expense reflects net investments Completed acquisition of Collegiate Funding Services $6bn of education loans added

Continue to improve ROA on reduced originations Credit quality remains good Results include transfer of loans to held for sale Mortgage Banking & Auto Finance Auto Finance ($mm) 1 Actual numbers for all periods, not over/under Note: Results include the following pre-tax items: loss on transfer of auto loans to held-for-sale of ($45)mm in 1Q06 and ($78mm) in 1Q05 and gain on RV sale of $34mm in 1Q05 Mortgage Banking ($mm) Lower gain-on-sale margins on higher originations YoY MSR risk management results down YoY 1 Actual numbers for all periods, not over/under

Card Services (Managed) ($ in millions) 1 Actual numbers for all periods, not over/under 2 Includes $4mm related to adoption of SFAS 123R Net income of $901mm up 73% YoY ROO of 4.2%; management estimate of ROO ex. bankruptcy benefit of approximately 2.6% Bankruptcy legislation change positively impacted pre- tax earnings by an estimated $550mm, primarily through lower credit costs Decline in end of period outstandings QoQ greater than typical seasonal decline driven by higher payments, possibly due to impact of min pay rule changes Revenue slightly up YoY driven by higher loan balances including the impact of Sears Canada acquisition, the benefit from fewer bankruptcy-related revenue reversals and increased charge volume, offset by lower spread Expense up YoY and QoQ due to higher marketing expense and impact of Sears Canada acquisition, partially offset by merger savings Announced acquisition of Kohl's private label portfolio with approximately $1.5 billion in loan balances Expected to close in 2Q

Commercial Banking ($ in millions) 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities 3 Includes $29mm related to adoption of SFAS 123R Net income of $240mm up 4% YoY Loans up 9% YoY due to growth across all segments Liability balances up 8% YoY Revenue up 9% YoY driven by wider spreads and higher volumes related to liability balances and increased loan volume, partially offset by narrower loan spreads Acquisition of BK's middle-market business will add approximately: 2,000 middle market clients $2.9 billion in middle market and commercial real estate loans $1.6 billion in deposits

Treasury & Securities Services ($ in millions) Record net income of $312mm up 23% YoY and 2% QoQ Pre-tax margin of 29% Liability balances up 22% YoY; Assets under custody up 14% YoY5 Revenue up 12% YoY driven by wider spreads on higher liability balances, increased product volume, market appreciation and the impact of Vastera Expenses up 9% YoY primarily due to new business growth, adoption of SFAS 123R and the impact of Vastera Completed acquisition of middle and back office operations of Paloma Announced sale of Corporate Trust business to BK6 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities 3 1Q06 and 4Q05 include approximately $130 billion of trust assets under custody that had not been reported previously 4 Includes $25mm related to adoption of SFAS 123R 5 Excludes impact of $130 billion of trust assets under custody that were not reported in 1Q05 6 Excludes ADR, Escrow and Commercial Paper businesses

Asset & Wealth Management ($ in millions) 1 Actual numbers for all periods, not over/under 2 1Q06 does not include the loans and deposits of BrownCo, which were both $3bn at the time of sale on November 30, 2005 Net income of $313mm up 13% YoY Pre-tax margin of 31%; pre-tax margin ex. SFAS 123R of 36% Assets under management up 11% YoY; net asset inflows primarily driven by retail equity- related flows through third party distribution and institutional liquidity inflows Highbridge AUM of $9 billion up 14% YoY Revenue up 16% YoY due to net asset inflows, market appreciation and higher placement and performance fees, partially offset by the sale of BrownCo in 4Q05 and narrower deposit spreads Expense ex. SFAS 123R up 10% YoY due to higher performance based compensation, partially offset by the sale of BrownCo in 4Q05

Corporate Total Corporate ($mm) Treasury ($mm) 2 Actual numbers for all periods, not over/under Private Equity ($mm) Other Corporate ($mm) 3 1Q05 included WorldCom settlement of $558mm after-tax 1 Includes $57mm in pre-tax expense related to adoption of SFAS 123R

Capital Strength 1 Estimated for 1Q06 2 There is $7.8B remaining capacity from the $8B authorized by the Board in March 2006.

1Q06 Summary Assessment IB net income of $1 billion1 on record revenue Regional Banking - Good deposit and account growth Card managed net interest margin up QoQ and spend volumes up YoY Treasury & Securities Services, Asset & Wealth Management and Commercial Banking produced good returns on higher revenue and underlying growth in loan balances, liability balances and AUM Weaker results in Mortgage Banking and Private Equity Corporate results showed improvement 1 Adjusted for incremental impact of SFAS 123R

Comments on Outlook IB fee pipeline continues to be strong Card Services: Underlying credit appears to be better Credit costs expected to be higher in 2Q but still below pre-bankruptcy law change levels Minimum payment impact in 2H06 expected to be approximately $500mm (split evenly between revenue and charge-offs) Payment rate expected to remain at currently high level in 2Q Credit - stable across wholesale and consumer portfolios Private equity gains continue to be lumpy - expected to be below the $300mm average in 2Q Corporate - improvement on track

A P P E N D I X

1Q06 Impact of SFAS 123R - Retirement Eligible Note: JPMorgan Chase adopted Statement of Financial Accounting Standards No. 123 (Revised 2004), ("Share-Based Payment") as of January 1, 2006 under the modified prospective method. SFAS 123R requires that stock compensation granted to retirement-eligible employees be fully expensed at, or prior to, the time of grant rather than amortized over the vesting period. Accordingly, as a result of the adoption of SFAS 123R this quarter, the firm expensed the full amount of the compensation expense associated with grants of restricted stock made in January 2006 to retirement-eligible employees. In addition, during the first quarter of 2006, the firm began to accrue the estimated cost of grants expected to be awarded in January 2007 to retirement-eligible employees. Awards granted to retirement-eligible employees prior to January 1, 2006 have not been accelerated and will continue to be amortized over the original vesting periods. The chart above provides, for each business segment, the incremental expense for the first quarter of 2006 and the estimated incremental expense for the remaining quarters of 2006, related to the adoption of SFAS 123R. The amounts set forth above are non-cash charges and represent accelerated recognition of costs that would have been incurred in future periods.

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the firm's Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov).